PREMIER MULTI-SERIES VIT

STATEMENT OF ADDITIONAL INFORMATION

April 25, 2016

NFJ Dividend Value Portfolio

RCM Dynamic Multi-Asset Plus VIT Portfolio

NFJ Dividend Value Portfolio

RCM Dynamic Multi-Asset Plus VIT Portfolio

PREMIER MULTI-SERIES VIT

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Premier Multi-Series VIT (the “Trust”), as supplemented from time to time ( the “Prospectus”). Through the Prospectus dated April 25, 2016, the Trust offers shares of two series, of NFJ Dividend Value Portfolio and RCM Dynamic Multi-Asset Plus VIT Portfolio (each a “Portfolio” and together, the “Portfolios”).

Audited financial statements for the Portfolios as of December 31, 2015, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s December 31, 2015 Annual Reports. The Trust’s December 31, 2015 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on February 26, 2016 (Accession No.0001193125-16-479738. A copy of the Prospectus, and the Annual Reports and Semi-Annual Reports corresponding to such Prospectus, may be obtained free of charge at the addresses and telephone number(s) listed below.

Shares of the Portfolios currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolios also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager (as defined below). Shares of each Portfolio also may be sold to any other entity who may hold such shares and not preclude the separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (described in the section of this SAI entitled “Taxation”).

To obtain the Premier Multi-Series VIT Prospectus, Annual and Semi-Annual Reports, and Statement of Additional Information, please contact:

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Telephone: 1-800-498-5413

THE TRUST

Premier Multi-Series VIT (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of two investment series, each of which is described in this Statement of Additional Information. The Trust’s series described in this Statement of Additional Information are “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on May 30, 2012.

This Statement of Additional Information relates to the prospectuses for the NFJ Dividend Value Portfolio and the RCM Dynamic Multi-Asset Plus VIT Portfolio (each a “Portfolio” and together the “Portfolios”) which invest directly in equity securities and other securities and instruments. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) is the investment manager of each Portfolio. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”).

INVESTMENT OF ASSETS

In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Portfolios, certain strategies and/or risks described below may not apply to particular Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Portfolio may engage in each of the practices described below. However, no Portfolio is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of a Portfolio may be changed by the Board of Trustees without shareholder approval or notice. In addition, each Portfolio may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Portfolios’ sub-advisers and, in certain cases, individual portfolio managers, responsible for making investment decisions for the Portfolios, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Portfolio may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Portfolio sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolios pursuant to guidelines approved by the Board of Trustees. On July 31, 2015, the Trust entered into a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust, as borrowers (collectively, the “AGI Borrowers” and each series thereof, an “AGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364-day term and permits the AGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AGI Borrower Funds on the basis of net assets. Amountsborrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

In addition to borrowing money, a Portfolio may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Portfolio sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security.

A Portfolio will typically segregate or “earmark” assets determined to be liquid by the Manager or the Portfolio’s Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities that the Portfolio sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Portfolios’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Portfolios may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Portfolio may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Portfolios may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which the Portfolios may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Portfolios may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Manager or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent.

The Portfolios may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Portfolio typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Portfolio receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Portfolio in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Portfolio’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Portfolio may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Portfolios’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Portfolio share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Portfolio remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Portfolios, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Portfolio invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Portfolio to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Portfolios may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

Each Portfolio may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, a Portfolio, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

A Portfolio may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Portfolios do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

The Portfolios may invest in contingent convertible securities (“CoCos”), which generally either convert into equity or have their principal written down upon the occurrence of certain pre-specified triggering events, which may be linked to the issuer’s stock price, regulatory capital thresholds, regulatory actions relating to the issuer’s continued viability, or other pre-specified events. As a result, an investment by a Portfolio in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by a Portfolio in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Portfolio’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by a Portfolio are converted into the issuer’s underlying equity securities following a trigger event, the Portfolio’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Portfolio in CoCos may result in losses to the Portfolio.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Portfolio may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Portfolios may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Portfolio in turn assumes credit risk associated with the convertible note.

Non-U.S. Securities

The Portfolios may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Portfolio, the Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. For more information about how the Manager or a Sub-Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques — Location of Issuer” in the Prospectus.

The non-U.S. securities in which a Portfolio may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. taxes, including withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

The Portfolios may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the ADRs, EDRs or GDRs. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. For this reason, there may be an increased possibility that the portfolios would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR. While readily exchangeable with stock in local markets, the depository receipts in an unsponsored program may be less liquid than those in a sponsored program.

The Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes, which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio.

Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of a Portfolio’s Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Portfolios may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Portfolios may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Portfolio may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal income tax purposes, which could cause the Portfolio to incur U.S. federal income tax or other charges (including interest charges) at the Portfolio level. See “Taxation” below for a more detailed discussion of the tax consequences of a Portfolio’s investment in PFICs.

Subject to applicable limits under the 1940 Act, a Portfolio may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, the Portfolio may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Portfolio’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Portfolio may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Portfolio desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Portfolio wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Portfolio’s Sub-Adviser believes that the Portfolio can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Portfolio might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Portfolio purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Among the risks facing Portfolios that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Portfolio’s Sub-Adviser. A Portfolio will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Portfolios. Certain foreign currency transactions in which the Portfolios may invest may be OTC transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.

Commodities

Some of the Portfolios may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Portfolios may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Portfolio invests in companies principally engaged in the commodities industries the Portfolio will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by a Portfolio’s portfolio manager(s).

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, a Portfolio must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Portfolio. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Portfolio’s nonqualifying income to exceed 10% of the Portfolio’s gross income for any year, the Portfolio would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Portfolio level. See “Taxation.” A Portfolio’s intention to so qualify can therefore limit the manner in or extent to which the Portfolio seeks exposure to commodities.

Derivative Instruments

A Portfolio may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Portfolio’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Portfolios may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of the Portfolios to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Portfolio incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could suffer losses.

The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Portfolio incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Portfolio to close out or to liquidate its derivatives positions. A Portfolio’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Among other trading agreements, certain Portfolios are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern OTC derivative transactions entered into by such Portfolios. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Portfolio below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Portfolio’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Portfolio’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Portfolio’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Portfolio engages in derivatives transactions. As a result, the Portfolio may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Portfolio uses commodity-related derivative instruments. Further, the requirements for qualification as a regulated investment company under U.S. federal income tax law limit the extent to which a Portfolio may enter into commodity-related derivatives. See “Taxation” below.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the applicable Prospectus, the Portfolios may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Portfolio writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” All Portfolios may write such options. When a Portfolio writes a call (put) option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.” The Portfolio may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”).

However, each Portfolio may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Portfolio segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if a Portfolio segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Portfolio may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolio’s immediate obligations. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Portfolios may also purchase and write OTC options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolios may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Portfolios may also purchase and write so-called dealer options. Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose a Portfolio to greater counterparty risk than exchange-traded derivatives.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Portfolio’s portfolio, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Portfolio forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Portfolio’s portfolio securities decline.

The value of call options written by a Portfolio will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Portfolio are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Portfolio’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Portfolio engaging in options transactions.

If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Portfolio is covered by an option on the same index or ETF purchased by the Portfolio, movements in the index or ETF may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Portfolio’s portfolio securities).

Foreign Currency Options. The Portfolios may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Portfolio to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Portfolios may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Portfolios may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Portfolios may also enter into futures contracts for the purchase or sale of securities. The Portfolios may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Portfolios may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Portfolio pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Portfolio may also minimize potential market and liquidity problems that may result from increases in positions already held by the Portfolio. A Portfolio’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.

A Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Portfolio purchases such instruments. Positions in Index Futures may be closed out by a Portfolio only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Portfolios may invest will be developed and traded in the future.

The Portfolios may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolios would ordinarily earn interest income on initial margin deposits. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Portfolios may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Portfolios may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Portfolios may utilize futures contracts for investment and/or speculative purposes. For instance, a Portfolio may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. A Portfolio may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Portfolio’s obligation under) the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Portfolio’s obligation under the contract). Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio, or by taking other offsetting positions.

When selling a put option on a futures contract, a Portfolio will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

Each Portfolio’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which a Portfolio may enter into certain futures, options or forward contracts. See “Taxation” below.

Commodity Pool Operators and Commodity Trading Advisors. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. The Manager is registered with the NFA as a “commodity pool operator” (“CPO”) under the CEA with respect to certain registered funds that are not part of the Trust (the “CFTC Non-Excluded Funds”). Each CFTC Non-Excluded Fund is a commodity pool under the CEA. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the CFTC Non-Excluded Funds. In addition, AllianzGI U.S. has registered as a CPO and has registered as a commodity trading advisor (“CTA”) under the CEA and as such, is subject to CFTC and NFA regulatory oversight in respect of its advisory activities with respect to the CFTC Non-Excluded Funds.

The Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Portfolios. To remain eligible for this exclusion, the Portfolios must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Portfolio holds out its use of such commodity interests. These limitations may restrict a Portfolio’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Portfolio would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Portfolios may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Portfolio’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolios’ dividend distributions and are not reflected in yield.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

        Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the Sub-Advisers to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could suffer losses. In addition, a Portfolio’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Portfolios may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Portfolio may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Portfolio may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Portfolio, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Portfolio in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Portfolio’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Portfolio also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Portfolio will receive one or more premium payments from its counterparty in return for the Portfolio’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Portfolio effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Portfolio would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio).

If the Portfolios enter into a credit default swap agreement, the Portfolios will write insurance protection on the full notional amount of the agreement.

The Portfolios also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures approved by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. The Portfolio bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Portfolio is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Portfolio will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Portfolio’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Portfolio (if any), the Portfolio is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Portfolio might not be fully protected in the event of the bankruptcy of a Portfolio’s clearing member, because the Portfolio would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Portfolios are subject to the risk that a clearing organization will use a Portfolio’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Portfolios are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Portfolio if another customer of the clearing member has suffered a loss and is in default, and the risk that a Portfolio will be required to provide additional variation margin to the clearing house before the clearing house will move the Portfolio’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Portfolios, or in the event of fraud or misappropriation of customer assets by a clearing member, a Portfolio could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

If the Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

Many swaps are complex and often valued subjectively. Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Portfolio realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Portfolio enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Portfolio’s net asset value.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Portfolios from using such instruments as a part of their investment strategy, and could ultimately prevent the Portfolios from being able to achieve their investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

In addition, the SEC recently issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Portfolio may be unable to implement its investment strategy.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Portfolio or the ability of a Portfolio to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Additionally, U.S. regulators recently issued final rules pursuant to the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions that will have a material impact on the Portfolios’ use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Portfolios and their swap counterparties and may increase the amount of margin the Portfolios are required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Portfolios’ current margin process. They will also effectively require changes to typical derivatives margin documentation. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Portfolio’s counterparty is a clearing house, rather than a bank or broker. Since the Portfolios are not members of clearing houses and only clearing members can participate directly in the clearing house, the Portfolios will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Portfolios will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Portfolios may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Portfolio, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Portfolio to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Portfolio is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager or a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Portfolio’s behalf. In those cases, the transaction might have to be terminated, and a Portfolio could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Portfolios and clearing members is drafted by the clearing members and generally is less favorable to the Portfolios than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Portfolio in favor of the clearing member for losses the clearing member incurs as the Portfolio’s clearing member and typically does not provide the Portfolio any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Portfolios. For example, swap execution facilities typically charge fees, and if a Portfolio executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Portfolio may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Portfolio’s behalf, against any losses or costs that may be incurred as a result of the Portfolio’s transactions on the swap execution facility. If a Portfolio wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Portfolio could not execute all components of the package on the swap execution facility. In that case, the Portfolio would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Portfolio to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Portfolio with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Portfolios and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Portfolios to new kinds of risks and costs.

Short Sales

Except as specified in the Prospectus, each of the Portfolios may make use of short sales transactions. A Portfolio may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Portfolio’s portfolio. Short sales are transactions in which a Portfolio sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. A Portfolio may engage in short sales by entering into a repurchase agreement with respect to the securities it wishes to sell short. See “Repurchase Agreements.” Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Portfolio seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Portfolio engages in a short sale on a security, it must borrow the security to be sold short and will be subject to an obligation to deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Portfolio is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily, as described further below. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited.

A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Portfolio holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Portfolio that are not made “against the box” create opportunities to increase the Portfolio’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

        Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that a Portfolio could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Portfolio’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that a Portfolio’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Portfolio. In addition, a Portfolio’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. If a request for return of borrowed securities or other instruments occurs at a time when other short sellers of the securities or other instruments are receiving similar requests, a “short squeeze” can occur, and a Portfolio may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities to other instruments short. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Portfolio that utilizes short sales. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Portfolio. The SEC and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Portfolio may enter into short positions. Any such restrictions may hinder a Portfolio in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Portfolio’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.

Each Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio’s total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Portfolio either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Portfolios may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. A Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Portfolios may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Portfolio’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as the Portfolio may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. A Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Portfolios may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Portfolio to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. NFJ Dividend Value Portfolio may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Otherwise, the Portfolios may invest, in excess of the general limits described above, in investment companies that are advised by Allianz Global Fund Management or its affiliates, as well as in money market funds and ETF’s, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. For information regarding the tax treatment of ETFs, please see “Taxation” below.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or OTC at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

As a shareholder in an investment company, a Portfolio will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested. A Portfolio’s shareholders would therefore be subject to duplicative expenses to the extent the Portfolio invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

Regulation S Securities

A Portfolio may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Portfolio’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

A Portfolio may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Portfolio (taken at current value) would be invested in such securities. If the Portfolio’s investments in illiquid securities exceed 15% of the Portfolio’s net assets, the Portfolio will take the steps necessary to bring such investments down to 15% or less of the Portfolio’s net assets. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. If any Portfolio determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on the circumstances, may take additional steps to reduce its holdings of illiquid securities. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written OTC options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the Portfolios’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. For example, in September 2015 the SEC proposed new Rule 22e-4 which, if adopted, would impose additional compliance obligations and restrictions with respect to the Portfolios’ management of liquidity.

Corporate Debt Securities

The Portfolios may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and

FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Portfolios may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Portfolios may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the applicable Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect a Portfolio’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Portfolio’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Portfolio may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Portfolios may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolios may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Portfolio to make a pro rata share of all loans extended to the borrower and entitle a Portfolio to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets that the Manager or Sub-Adviser, in accordance with procedures approved by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Portfolios may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Portfolio’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Portfolio’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Bank Obligations

The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Portfolios’ restrictions on investments in illiquid securities. Each Portfolio may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose taxes, including withholding taxes, on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Senior and Other Bank Loans

The Portfolios may invest in fixed- and floating-rate loans issued by banks and other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Portfolios may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Portfolios may also invest in “participations” in bank loans. Participations by the Portfolios in a lender’s portion of a bank loan typically will result in the Portfolios having a contractual relationship only with such lender, not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Portfolios may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolios may assume the credit risk of both the borrower and the lender selling the participation.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Portfolios do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Portfolios more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Portfolios may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a Sub-Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Portfolio’s performance may be mitigated by the receipt of prepayment fees and the Portfolio’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolios may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest under direct arrangements between the Portfolio, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit. If a custodian holds cash on behalf of a Portfolio, the Portfolio may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Portfolio will be subject to credit risk with respect to such custodian, which may be heightened to the extent the Portfolio takes a temporary defensive position.

Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Portfolios may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.

Certain of a Portfolio’s investments, including variable- and floating-rate securities, may require the Portfolio to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Portfolio to dispose of them or to determine their current value.

Municipal Securities

The Portfolios may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

The Portfolios may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Portfolio.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Portfolios may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Portfolios may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Portfolios may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

A Portfolio may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Portfolios will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

Mortgage-Related and Asset-Backed Securities

The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Portfolios may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolio’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Portfolios may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Portfolios may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolios that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Portfolio treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Portfolio’s investment objective and policies, the Portfolio also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Portfolios may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Exchange Traded Notes

The Portfolios may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Portfolio may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of a Portfolio’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxation” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Portfolio would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this SAI.

Hybrid Instruments

The Portfolios may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Portfolio.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Portfolio’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A Portfolio’s Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Potential Impact of Large Redemptions and Purchases of Portfolio Shares

From time to time, shareholders of a Portfolio (which may include affiliates of the Manager or, for certain Portfolios, affiliated and/or non-affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause the Portfolio to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on the Portfolio’s performance to the extent that the Portfolio is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Portfolio. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Portfolio’s expense ratio.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Portfolios) and their service providers (including the Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Portfolio, the Manager, a Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Portfolio or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential Portfolio information, impede trading, cause reputational damage, and subject the Portfolio to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.While the Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Portfolios invest, which could result in material adverse consequences for such issuers, and may cause a Portfolio’s investment in such securities to lose value.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the Prospectus, the investment objective of each Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Portfolios, and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, each such Portfolio:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the Portfolio, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Portfolio’s portfolio securities.

Other Information Regarding Investment Restrictions and Policies

The Portfolios are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to a Portfolio’s investments will apply at the time of investment. A Portfolio will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Portfolio’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. While the Portfolios may not violate a restriction as a result of subsequent changes in market values, it may have obligations to take steps to remedy positions outside of stated percentage limits, as in the case of the 15% limitation on illiquid securities discussed under “Investment of Assets – Illiquid Securities” above. The Manager or the applicable Sub-Adviser will take into account market, tax and other consequences to a Portfolio in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or a Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Portfolio’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Portfolios’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Portfolio it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Portfolio market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Portfolio’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Portfolio that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent a Portfolio covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Portfolio’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Portfolio.

A Portfolio interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolio, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Portfolio, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Effective December 18, 2014, the Board of Trustees of the Trust, which also serves as the board of trustees of AllianzGI Institutional Multi-Series Trust, an open-end investment company with multiple series for which the Manager serves as investment manager and an affiliate of the Manager serves as investment sub-adviser, and Allianz Funds Multi-Strategy Trust, an open-end investment company with multiple series for which the Manager serves as investment manager and affiliates of the Manager serve as investment sub-advisers, was consolidated with the board of trustees of Allianz Funds, an open-end investment company with multiple series for which the Manager serves as investment manager and affiliates of the Manager serve as investment sub-advisers.

Board Leadership Structure—The Trust’s Board of Trustees consists of eleven Trustees, nine of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”), which represents over 81% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Board and is selected by vote of the majority of the Independent Trustees. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Portfolios, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee includes, at a minimum all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Portfolio affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series include, the net assets of each Portfolio, the Trust and the Fund Complex and the management, distribution and other service arrangements of each Portfolio, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with one or more Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight — Each of the Portfolios has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Portfolio investments and operations. Some employees of the Manager and its affiliates serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Portfolios. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Portfolios’ activities and to the actual and potential risks of the Portfolios and the Trust as a whole. These include, among others, reports and presentations on investment risks, custody and valuation of the Portfolios’ assets, compliance with applicable laws, the Portfolios’ financial accounting and reporting and the Board’s oversight of risk management functions. The Board also regularly receives, from the Portfolios’ principal underwriter and the CCO (as defined below), reports regarding the distribution, sale and marketing of the Portfolios’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Portfolios or their delegates to receive reports regarding the portfolio management of the Portfolios and their performance, including their investment risks. In the course of these meetings and discussions with the Manager and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”) of the Trust. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund Management’s organization including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Portfolios can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Portfolios’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees and executive officers of the Trust, their years of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.

Independent Trustees(1)

Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. Each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees

Deborah A. DeCotis 1952	Trustee	Since June 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90	None.

F. Ford Drummond 1962	Trustee	Since December 2014	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI- Health Plans (benefits administration).	65	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	Trustee	Since June 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Since June 2012	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	Trustee	Since June 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James S. MacLeod 1947	Trustee	Since December 2014	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	65	Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	Trustee	Since June 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None.

Alan Rappaport 1953	Trustee	Since June 2012	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015) and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	90	None.

Davey S. Scoon 1946	Trustee, Chairman of the Board	Since December 2014	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	65	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Interested Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. Douglas Eu (2) 1961	Trustee	Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	65	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Barbara R. Claussen (2) 1956	Trustee	Since October 2015

Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Managing Director of Allianz Global Investors U.S. LLC; Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).

				65	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “interested persons” of the Portfolios.
(2)	Each of Ms. Claussen and Mr. Eu is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

Executive Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 1968	President and Chief Executive Officer	Since 2016	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 65 funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	Since Inception	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 1964	Chief Legal Officer and Secretary	Since 2016	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 65 funds in the Fund Complex (2015-2016).

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas L. Harter, CFA 1633 Broadway, 43rd Floor New York, NY 10019 1975	Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	Since Inception	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Assistant Treasurer	Since Inception	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	Since Inception	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 1975	Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 65 funds in the Fund Complex.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications — The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). As mentioned above, each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. Each Trustee is knowledgeable about the Trust’s business and service provider arrangements, which are for the most part common among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Barbara R. Claussen — Ms. Claussen has substantial executive experience in the asset management industry, including experience as Head of Trading for an investment advisory firm affiliated with the Manager. Ms. Claussen has also served in a variety of other senior-level positions with an investment advisory firm affiliated with the Manager. Because of her familiarity with the Fund Complex, the Manager and affiliated entities, she serves as an important information resource for the Independent Trustees.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

A. Douglas Eu — Mr. Eu has substantial business and finance experience, including extensive experience as an executive in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Portfolios, the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Chairman and Chief Executive Officer of Coastal Bancshares and President of CoastalStates Bank. He is also on the board of Homeowners Mortgage and Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Trustee (since 2006), Chairman of the Development Committee and Member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial – U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Portfolio and, among other things, determines the selection of the independent registered public accounting firm for the Portfolios and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Portfolios, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Portfolios where the engagement relates directly to the operations and financial reporting of the Portfolios. The Audit Oversight Committee considers the possible effect of those services on the independence of the Portfolios’ independent registered public accounting firm. The Audit Oversight Committee adopted a new charter on March 5, 2015 and convened 4 times during the fiscal year ended December 31, 2015.

Contracts Committee. The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Ms. DeCotis is the current Chair of the Trust’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee was constituted on March 5, 2015, and convened once during the fiscal year ended December 31, 2015.

Governance and Nominating Committee. The Trust’s Governance and Nominating Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. MacLeod is the Chair of the Trust’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth as Appendix D to this Statement of Additional Information. The Governance and Nominating Committee succeeds the previously existing Compensation Committee of the Trust and will periodically review and recommend for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Trust to the Independent Trustees for their services on the Board and any committees of the Board. The Governance and Nominating Committee was called the Nominating Committee prior to March 5, 2015 and convened 3 times during the fiscal year ended December 31, 2015.

Qualifications, Evaluation and Identification of Trustee Nominees. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, the Manager or the Sub-Advisers, shareholders of any Portfolio and any other source the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Governance and Nominee Candidates, which are set forth as Appendix A to the Trust’s Governance and Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf, and the Procedures for Shareholders to Submit Governance and Nominee Candidates, attached as Appendix D to this Statement of Additional Information.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Performance Committee. The Trust’s Performance Committee is currently composed of Messrs. Drummond, Eu, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. DeCotis and Claussen. Mr. Rappaport is the current Chair of the Trust’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Portfolios and any changes in investment philosophy, approach and personnel of the Portfolios’ Sub-Advisers. The Performance Committee was constituted on March 5, 2015, and convened 4 times during the fiscal year ended December 31, 2015.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Drummond, Eu, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. DeCotis and Claussen. Mr. Ogden is the current Chair of the Trust’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Portfolios’ portfolio securities on behalf of the Board in accordance with the Portfolios’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Portfolios’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee adopted a new charter on March 5, 2015 and convened 4 times during the fiscal year ended December 31, 2015.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2015 (except as noted)

Name of Trustee	Dollar Range of Equity Securities in Each Portfolio or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees(1)
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
James S. MacLeod	None	Over $100,000
William B. Ogden IV	None	Over $100,000
Alan Rappaport	None	Over $100,000
Davey S. Scoon	None	Over $100,000
Interested Trustees(1)
Barbara R. Claussen	None	Over $100,000
A. Douglas Eu(2)	None	None

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Portfolios. Each of Ms. Claussen and Mr. Eu is an “Interested Person” of the Portfolios due to her or his affiliation with the Manager and its affiliates.
(2)	Mr. Eu was appointed to the Board on April 25, 2016. The information in the table above with respect to Mr. Eu is as of that date.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2015.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust. Each of the Independent Trustees also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI Diversified Income & Convertible Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”). In addition, each of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis serves as a trustee or director of a number of closed-end and open-end funds for which Allianz Global Fund Management previously served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser (together, the “PIMCO-Sponsored Funds”). The PIMCO-Sponsored Funds were transitioned to the PIMCO Funds platform effective September 5, 2014, such that Allianz Global Fund Management no longer serves as the investment manager to those funds.

Each of the Allianz Closed-End Funds, Allianz Funds, Allianz Funds Multi-Strategy Trust, and AllianzGI Institutional Multi-Series Trust is expected to hold joint meetings of their Boards of Trustees whenever possible. Effective January 1, 2015, each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $225,000, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $25,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings are allocated among the Allianz-Closed-End Funds, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Portfolios) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the fund complex (see below). The Trust has adopted a deferred compensation plan for the Trustees that went into effect during 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if they had been invested in a Portfolio or Portfolios selected by the Trustees on the normal payment dates for such compensation. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred compensation had been paid on the normal payment dates and immediately reinvested in shares of the Portfolio(s) selected by the Trustees.

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust). Prior to January 1, 2015, the compensation arrangements for those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) differed from the compensation arrangements effective January 1, 2015, as described above.

Name of Person	Aggregate Compensation from Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year- Ended December 31, 2015(1)(2)
Bradford K. Gallagher	$1,297	N/A	N/A	$450,000
James A. Jacobson	$1,440	N/A	N/A	$525,000
Hans W. Kertess	$1,297	N/A	N/A	$525,000
William B. Ogden IV	$1,297	N/A	N/A	$450,000
Alan Rappaport	$1,297	N/A	N/A	$450,000
Deborah A. DeCotis	$1,297	N/A	N/A	$450,000
F. Ford Drummond(3)	$1,297	N/A	N/A	$225,000
James S. MacLeod(3)	$1,297	N/A	N/A	$225,000
Davey S. Scoon(3)	$1,730	N/A	N/A	$300,000

(1)	All compensation figures in this table include payments deferred by Trustees for the relevant period. As of December 31, 2015, the total amount of deferred compensation accrued across the fund complex was as follows: $225,000, $225,000 and $150,000 for Messrs, Drummond, Rappaport and Scoon, respectively.
(2)	Each of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Ms. DeCotis serves as trustee or director of several other closed-end and/or open-end investment companies considered to be in the same fund complex as the Trust. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis currently serve as trustee or director of 89 such investment companies. Messrs. Drummond, MacLeod and Scoon currently serve as trustee or director of 64 such investment companies
(3)	Each of Messrs. Drummond, MacLeod and Scoon became a Trustee of the Trust on December 18, 2014 (but did not begin receiving compensation from the Trust until January 1, 2015) and became Trustees of the Allianz Closed-End Funds in 2015.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Portfolios during the most recent twelve-month period ended June 30 will be available, without charge, upon request by calling 1-800-498-5413 and on the SEC’s website, www.sec.gov and on the Allianz Global Investors website, us.allianzgi.com.

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as investment manager to each of the Portfolios pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of AAMA. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AAMA, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 650 Newport Center Drive, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of AAMA has substantially delegated its management and control of AAMA to a Management Board.

The Manager is located at 1633 Broadway, New York, NY 10019. The Manager had approximately $29.3 billion of assets under management as of December 31, 2015.

As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Manager, the investments of the Portfolios. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio. As more fully discussed below, the Manager has engaged various affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Portfolio, the Manager will either assume full responsibility for the management of that Portfolio, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Portfolio’s shareholders.

Under the terms of the Management Agreement, the Manager is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to a Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Portfolio, by the vote of a majority of the outstanding voting shares of such Portfolio), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from each Portfolio at the following annual rates (based on the average daily net assets of the Portfolio):

Portfolio	Management Fee Rate
NFJ Dividend Value Portfolio(1)	0.70%
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.70%

(1)	Effective January 1, 2016, the Manager has contractually agreed to observe, though April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from 0.70% to 0.65%.

The following table sets forth the amount of the management fees paid by the Trust to the Manager for the fiscal periods ended December 31, 2013, December 31, 2014 and December 31, 2015. Because RCM Dynamic Multi-Asset Plus VIT Portfolio is newly formed, the Trust did not pay any management fee amounts to the Manager with respect to the Portfolio during the year ended December 31, 2014.

Portfolio	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
NFJ Dividend Value Portfolio	$666,822	$704,386	$678,996
RCM Dynamic Multi-Asset Plus VIT Portfolio(1)	$81,487	N/A	N/A

(1)	RCM Dynamic Multi-Asset Plus VIT Portfolio commenced operations on April 27, 2015.

Expense Limitation Arrangements

With respect to the NFJ Dividend Value Portfolio, the Manager has contractually agreed until April 30, 2017 to irrevocably waive its Management Fee or reimburse the Portfolio, to the extent that Total Annual Portfolio Operating Expenses, excluding interest, taxes, extraordinary expenses, custodial credits, transfer agency credits, expense offset arrangements and the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.00% of the Portfolio’s average net assets. With respect to the RCM Dynamic Multi-Asset Plus VIT Portfolio, the Manager has contractually agreed until April 30, 2017 to irrevocably waive its Management Fee or reimburse the Portfolio, to the extent that Total Annual Portfolio Operating Expenses, excluding interest, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements, plus the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.20% of the Portfolio’s average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Global Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Portfolios either directly or through others selected by the Manager.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the portfolios to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Portfolio shareholders, selects the Sub-Advisers to manage the management of the Portfolios’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of each such Sub-Adviser and evaluates the Sub-Advisers’ performance; and (d) supervises Portfolio compliance, as discussed more fully below. Allianz Global Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Asset Management of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Portfolios pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Portfolios, and preparation of reports to Portfolios’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Portfolios such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

The table below contains the business histories of members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, Barbara R. Claussen is a member of the Management Board. Information relating to Ms. Claussen is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Erin Bengtson-Olivieri	Member—Management Board, Managing Director and Chief Financial Officer	Ms. Bengtson-Olivieri is U.S. Chief Financial Officer and a managing director with Allianz Global Investors, which she joined in 2014. She is the head of the firm’s U.S. Finance team and a member of the U.S. Executive Committee. Ms. Bengtson-Olivieri has 26 years of investment-industry experience. Before joining the firm, she was a managing director at Deutsche Bank, where she was most recently the Private Wealth Management CFO and the Private Wealth Management Finance Global COO. Before that, Ms. Bengtson-Olivieri was the controller at D.E. Shaw and a manager at Grant Thornton. She has a B.A. in accounting from Hofstra University.

John Carroll	Management Board	Mr. Carroll is Head of U.S. Retail Distribution and a managing director with Allianz Global Investors, which he joined in 2008. He is responsible for the core business operations, strategy and growth of the firm’s US retail group; he also leads the Sales and National Accounts teams, responsible for the placement and distribution of the firm’s wide range of products offered through broker-dealers, financial advisors and other platforms. Mr. Carroll is President of Allianz Global Investors Distributors, the firm’s broker-dealer unit, and a member of the US Executive Committee. He has 29 years of investment-industry experience. Before joining the firm, he worked at Merrill Lynch for 20 years, where he most recently was a managing director, co-head of the Merrill Lynch Insurance Group and head of insurance distribution. He has a B.A. in economics from Rutgers University and an M.B.A. from Rutgers Graduate School of Business.

David Jobson	Management Board	Mr. Jobson is Head of U.S. Product Management and a managing director with Allianz Global Investors, which he joined in 2007. He oversees the product development and management efforts for the firm’s investment strategies distributed in North America while supporting the the firm’s U.S. sales teams. Mr. Jobson is a member of the Global Product Committee, which defines product strategy for the organization globally, chairs the U.S. Product Committee and serves on the U.S. Executive Committee. He has 28 years of investment-industry experience. Mr. Jobson previously worked at UBS Financial Services Inc., where he oversaw a portfolio-construction team that managed portfolio models offered in various UBS investment programs. Before that, he was the director of the UBS Investment Manager Research group. Mr. Jobson also worked at Towers Perrin, where he specialized in researching investment managers and provided consultation on asset-allocation and investment-manager selection. He has a B.S. with honors in statistics from Monash University in Melbourne, Australia. He is a CFA charterholder and a fellow of the Institute of Actuaries of Australia.

Sub-Advisory Agreements

The Manager employs Sub-Advisers to provide investment advisory services to each Portfolio pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has five investment management affiliates that are also indirect subsidiaries of AAMA, two of which, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) manage the Portfolios.

AllianzGI U.S.

Pursuant to an Amended and Restated Sub-Advisory Agreement between the Manager and AllianzGI U.S. (the “AllianzGI U.S. Sub-Advisory Agreement”), AllianzGI U.S. is the Sub-Adviser and provides investment advisory services to RCM Dynamic Multi-Asset Plus VIT Portfolio. Pursuant to the terms of the AllianzGI U.S. Sub-Advisory Agreement, AllianzGI U.S. is responsible for managing, either directly or through others selected by it, the investment of the assets of RCM Dynamic Multi-Asset Plus VIT Portfolio, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided to RCM Dynamic Multi-Asset Plus VIT Portfolio, the Manager (not the Trust) pays AllianzGI U.S. a monthly fee for the Portfolio at the following annual rates (based on the average daily net assets of the Portfolio): 0.455%.

As of December 31, 2015, AllianzGI U.S. managed approximately $53.3 billion in assets.

AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC) which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ.

NFJ

Pursuant to the Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to NFJ Dividend Value Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of NFJ Dividend Value Portfolio’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for the Portfolio at the annual rate (based on the average daily net assets of the Portfolio) of 0.455%. This monthly fee will be reduced by 0.05% through April 30, 2017 pursuant to a fee waiver agreement between the Manager and NFJ, resulting in an effective fee of 0.405%.

NFJ is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of AllianzGI U.S., which, in turn, is indirectly owned by Allianz SE, a diversified global financial institution. AllianzGI U.S. is the sole managing member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AllianzGI U.S. is located at 1633 Broadway, New York, NY 10019. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of December 31, 2015, of approximately $28.9 billion.

The following table sets forth the amount of sub-advisory fees paid by the Manager to the applicable Sub-Adviser for each of the Portfolios for the fiscal periods ended December 31, 2013, December 31, 2014 and December 31, 2015. Because RCM Dynamic Multi-Asset Plus VIT Portfolio is newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers with respect to the Portfolio during the year ended December 31, 2014.

Portfolio	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
NFJ Dividend Value Portfolio	$285,781	$301,880	$290,998
RCM Dynamic Multi-Asset Plus VIT Portfolio(1)	$52,967	N/A	N/A
(1) RCM Dynamic Multi-Asset Plus VIT Portfolio commenced operations on April 27, 2015.

Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture

AllianzGI U.S.

Compensation Structure for AllianzGI U.S. (including NFJ)

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for certain of the Portfolios, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI U.S. Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Portfolios also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Portfolio is the Portfolio’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Portfolios program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Other Accounts Managed

The following summarizes information regarding each of the accounts, including amounts managed by a team, committee, or other group that includes the portfolio manager. The information is as of December 31, 2015.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Claudio Marsala	6	96	3	287	12	5,612
Giorgio Carlino	6	96	3	287	5	5,687
Michael Stamos	6	96	3	287	4	5,368

Accounts and Assets for Which Advisory Fee is Based on Performance

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Claudio Marsala	0	0	0	0	0	0
Giorgio Carlino	0	0	0	0	0	0
Michael Stamos	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the Sub-Advisers’ commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolios and the Sub-Advisers’ other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (for purposes of this paragraph only, the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Portfolios. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen, portfolio managers of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner. AllianzGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI U.S. has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts including, among others, the AllianzGI Technology Fund, a series of Allianz Funds.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., certain of its affiliates and Pallas all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and certain of its affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Securities Ownership

As of December 31, 2015, Claudio Marsala, Giorgio Carlino and Michael Stamos did not beneficially own any securities in RCM Dynamic Multi-Asset Plus VIT Portfolio.

NFJ

Compensation Structure

See “AllianzGI U.S.—Compensation Structure for AllianzGI U.S. (including NFJ)” above.

Other Accounts Managed

The following summarizes information regarding each of the accounts, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of December 31, 2015.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Benno J. Fischer	4	584	56	9,373	16	18,869
L. Baxter Hines	2	512	41	8,443	13	13,001
Paul A. Magnuson	4	584	52	8,927	14	18,853
R. Burns McKinney	2	512	43	8,619	13	13,527
Thomas W. Oliver	2	512	46	8,859	14	13,527
Jeff N. Reed	0	0	27	5,821	7	10,606
Morley D. Campbell	2	71	32	5,918	10	14,795
John R. Mowrey	4	584	29	3,552	13	9,905

Accounts and Assets for Which Advisory Fee is Based on Performance

NFJ does not currently manage any accounts or assets for which the advisory fee is based on performance.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Portfolio as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Portfolio’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolios. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Portfolio’s portfolio managers may also face other potential conflicts of interest in managing a Portfolio, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Portfolio’s portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Portfolio or other clients. NFJ’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Portfolios.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee, a Performance Measurement Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Securities Ownership

As of December 31, 2015, no portfolio manager beneficially owned any securities in the NFJ Dividend Value Portfolio.

Codes of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio.

DISTRIBUTION OF TRUST SHARES

Distributor

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and a member of FINRA. The Distribution Contract is terminable with respect to a Portfolio without penalty, at any time, by a Portfolio upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Portfolio, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for such purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolio, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

The Trust currently offers one class of shares of each Portfolio. Shares of the Portfolios currently are offered to Separate Accounts that fund Variable Contracts issued by Allianz Life and, to the extent permitted by applicable law, to the AllianzIM Funds. Shares of each Portfolio also may be sold to any other entity who may hold such shares and not preclude the separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Code, and the regulations thereunder (described in the section of this SAI entitled “Taxation”).

Distribution and Servicing Plan for Portfolio Shares

Pursuant to a Distribution and Servicing Plan for Portfolio shares (the “12b-1 Plan”), the Trust, or Distributor acting as agent of the Trust, is permitted to pay participating insurance companies, plan sponsors and other financial institutions (“Authorized Firms”), either directly or indirectly through the distributor of the AllianzIM Funds, on an ongoing basis as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to participating insurance companies’ Separate Account shareholders (“Separate Account Shareholders”) and the maintenance of shareholder accounts, certain servicing fees (“servicing fees”). Subject to the percentage limitations on these servicing fees set forth below, the servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to shares as to which no servicing fees were paid on account of such limitations.

Pursuant to the Distribution Contract, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Servicing and Distribution Fees

Each Portfolio currently offers a single share class, which currently pays servicing fees. As compensation for services rendered and expenses borne by the Authorized Firms in connection with personal services rendered to Separate Account Shareholders and the maintenance of shareholder accounts, the Trust pays the Authorized Firms directly, or indirectly through the Distributor, servicing fees up to the annual rate of 0.25% (calculated as a percentage of the Portfolio’s average daily net assets attributable to its shares).

The 12b-1 Plan was adopted pursuant to Rule 12b-1 under the 1940 Act and is of the type known as a “compensation” plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Authorized Firms in their periodic review of the 12b-1 Plan, the fees are payable to compensate the Authorized Firms for services rendered even if the amount paid exceeds the entity’s expenses.

The servicing fee paid under the 12b-1 Plan, which is applicable to shares of the Trust, may be spent by the Authorized Firms on personal services rendered to Separate Account Shareholders and the maintenance of shareholder accounts, such services to include, but not be limited to, the following: delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials to prospective and existing Separate Account Shareholders; providing educational materials regarding the shares; providing facilities to answer questions from prospective and existing Separate Account Shareholders about the AllianzIM Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of shares; assisting prospective or existing Separate Account Shareholders in completing application forms and selecting investment options; and providing recordkeeping and similar administrative services to Separate Account Shareholders. The Authorized Firms will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Separate Account Shareholders.

The Distributor may make payments to Authorized Firms of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Portfolio	Servicing Fee	Distribution Fee
NFJ Dividend Value Portfolio	0.25%	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.25%	N/A

If in any year an Authorized Firm’s expenses incurred in connection with services contemplated by the 12b-1 Plan, such as the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, exceed the fees paid by the Trust under the 12b-1 Plan, the Authorized Firm would recover such excess only if the 12b-1 Plan continues to be in effect in some later year when such fees exceed the Authorized Firm’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the 12b-1 Plan terminates.

The 12b-1 Plan may be terminated with respect to a Portfolio by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Distribution Contract (“disinterested 12b-1 Plan Trustees”), or by vote of a majority of the outstanding voting securities of a Portfolio. Any change in the 12b-1 Plan that would materially increase the cost to the shares of a Portfolio to which the Plan relates requires approval by the affected shareholders of that Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The 12b-1 Plan may be amended by vote of the Trustees, including a majority of the disinterested 12b-1 Plan Trustees, cast in person at a meeting called for the purpose. As long as the 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The 12b-1 Plan will continue in effect with respect to a Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested 12b-1 Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Trustees believe that the 12b-1 Plan will provide benefits to the Trust. In this regard, the Trustees believe that the 12b-1 Plan will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the 12b-1 Plan or under alternative distribution schemes. Although the expenses of a Portfolio are essentially fixed, the Trustees believe that the effect of the 12b-1 Plan on sales and/or redemptions may benefit the Trust by allowing the Portfolios to take advantage of “break points” in the Portfolios’ management fees and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of an Authorized Firm incurred in connection with services contemplated by the 12b-1 Plan, such as the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by the Authorized Firm. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Portfolio to continue payments under the 12b-1 Plan in the future with respect to shares.

Payments Pursuant to the 12b-1 Plan

The following table sets forth the amount paid by the Trust pursuant to the 12b-1 Plan for the last three fiscal years. Because RCM Dynamic Multi-Asset Plus VIT Portfolio is newly formed, the Trust did not pay any fee amounts pursuant to the 12b-1 Plan for the Portfolio during certain of the periods noted.

Portfolio	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
NFJ Dividend Value Portfolio	$237,403	$251,566	$242,499
RCM Dynamic Multi-Asset Plus VIT Portfolio	$29,102	N/A	N/A

The amounts collected pursuant to the 12b-1 Plan are to be used for the following purposes by the Authorized Firms: delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials to prospective and existing Separate Account Shareholders; providing educational materials regarding the shares; providing facilities to answer questions from prospective and existing Separate Account Shareholders about the AllianzIM Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of shares; assisting prospective or existing Separate Account Shareholders in completing application forms and selecting investment options; and providing recordkeeping and similar administrative services to Separate Account Shareholders. The table below lists the amounts paid by each portfolio for these purposes for the period ended December 31, 2015.

Portfolio	Sales Materials and Other Services
NFJ Dividend Value Portfolio	$237,403
RCM Dynamic Multi-Asset Plus VIT Portfolio	$29,102

From time to time, expenses of principal underwriters incurred in connection with the servicing of Separate Account Shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by an Authorized Firm. The Distributor was not aware of any such excess expenses as of December 31, 2015.

Additional Payments to the Distributor

Pursuant to an intercompany agreement between Pacific Investment Management Company LLC (“PIMCO”) and the Distributor, PIMCO pays the Distributor a fee at the annual rate of 0.09% of the average daily net assets attributable to shares of PIMCO Funds held by the Trust’s Portfolios that are “funds of funds” (i.e., currently the RCM Dynamic Multi-Asset Plus VIT Portfolio) in return for shareholder, administrative and other support services as requested from time to time by PIMCO on behalf of the applicable PIMCO Funds.

Purchases and Redemptions

Purchases and redemptions of the Trust’s shares are discussed in the Prospectus, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference.

AllianzIM Funds may purchase shares of the Portfolios directly from the Trust. Variable Contract owners would not deal directly with the Portfolio to purchase or redeem shares, and Variable Contract owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among subaccounts of the Separate Accounts that invest in the Portfolios.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Portfolios are available for offer and sale in their State of domicile or residence. Shares of the Portfolios may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Portfolios, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Portfolio policies (as set forth in the then current Prospectus and this Statement of Additional Information) regarding (i) the timing of purchase or redemption orders and pricing of Portfolio shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of a Portfolio, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by a Portfolio. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

The Portfolios do not charge a redemption fee.

Additional Information about Purchases and Redemptions of Shares

How to Buy Shares

Shares of the Portfolios are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz.

AllianzIM Funds can purchase shares of a Portfolio directly from the Trust.

Unavailable or Restricted Portfolios. Shares of the Portfolios are currently offered for purchase by AllianzIM Funds and by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. Please see the Prospectus for details.

Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus any applicable sales charge. Purchase payments for shares, less any applicable fees, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Trust prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Trust after the offering price is determined that day from certain insurance companies or retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the insurance company or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Portfolio shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Minimum Purchase Amounts. The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which a Portfolio is an underlying investment option in the future. The Trust may require a minimum investment in the future if a Portfolio is offered to additional categories of investors. No share certificates will be issued.

How to Redeem

As of the date of this Statement of Additional Information, shares of the Portfolios are offered for purchase by AllianzIM Funds and by Separate Accounts that serve as an investment medium for Variable Contracts issued by life insurance companies.

Redemptions of Portfolio Shares.

Portfolio shares held by AllianzIM Funds may be redeemed directly from the Trust. Investors who invest in a Portfolio through Separate Accounts would not deal directly with that Portfolio to redeem shares.

Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable contingent deferred sales charge (“CDSC”) (Portfolio shares are not currently subject to a CDSC). There is no charge by the Distributor (other than any applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust (the “Trusts”) may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. Redemption proceeds will normally be mailed to the redeeming shareholder within seven days.

Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of a Portfolio’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Manager will post the Portfolio’s portfolio holdings information on the Portfolio’s website at us.allianzgi.com. The Portfolio’s website will contain the Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Manager may post the largest ten holdings of the Portfolio and certain portfolio characteristics, such as sector and country breakdowns, on the website on a monthly basis approximately fifteen (15) calendar days after a month’s end, and may post attribution information with the five best and five worst performing positions for the Portfolio on the website on a quarterly basis approximately fifteen (15) calendar days after a quarter’s end.

Portfolio holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Portfolio’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Advisers (together, the “Investment Managers”) or to the Portfolio’s principal underwriter or Allianz Asset Management of America L.P., its subsidiaries and advisory affiliates who provide services to the Portfolios (including to personnel of the Investment Managers involved in the management of affiliated fund-of-funds, Section 529 plan portfolios and institutional accounts that invest in AllianzIM Funds). In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Portfolio’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolio (“Service Providers”) and to facilitate the review of a Portfolio by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Portfolios’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Portfolio’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Portfolios have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bloomberg	Trading system, trade execution evaluation and compliance monitoring	daily	n/a
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Provider of financial information and analytical applications	daily	n/a
Sales Force-Chatter	Research Database	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
Institutional Shareholder Services	Proxy Voting	daily	Trade date + 1
ITG	Trade execution evaluation	daily	Trade date + 1
MetroProof Inc.	Proof reading services	varied	n/a
Northern Trust	Back-office Outsourcing Service Provider	daily	n/a
PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Securities Class Action Services	Class Action	monthly	2 weeks
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
State Street Bank and Trust Co.	Custodial, fund administration, and compliance services	daily	n/a
SunGard	Personal trading and insider trading monitoring	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Portfolios and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, the Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Portfolio, a Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Portfolio. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Portfolio with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Advisers have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Advisers and some of the separate accounts managed by the Manager or Sub-Advisers have investment objectives and strategies that are substantially similar or identical to the Portfolios’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Portfolios.

Non-Specific Information. The Portfolios, the Manager or the Sub-Advisers may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Manager or Sub-Advisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Manager or Sub-Advisers. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Portfolio in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Advisers pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Advisers may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Advisers’ opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Portfolios.

In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Portfolio. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Portfolio and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Portfolio (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such uses their securities, options and futures for a Portfolio through a substantial number of brokers and dealers. In so doing, the Sub-Advisers use their best efforts to obtain for the Portfolios the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Advisers, having in mind the Portfolios’ best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The following table sets forth the amount of brokerage commissions paid by the Portfolio during the last three fiscal years. Because RCM Dynamic Multi-Asset Plus VIT Portfolio is newly formed, it did not pay any amount in brokerage commissions during certain of the periods noted

Portfolio	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
NFJ Dividend Value Portfolio	$41,383	$32,502	$24,797
RCM Dynamic Multi-Asset Plus VIT Portfolio(1)	$3,824	N/A	N/A
(1) RCM Dynamic Multi-Asset Plus VIT Portfolio commenced operations on April 27, 2015.

The Sub-Advisers place orders for the purchase and sale of portfolio investments for a Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Sub-Advisers will seek the best price and execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Sub-Advisers believe it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Portfolios may use a broker-dealer that sells Portfolio shares to effect transactions for the Portfolios’ portfolios, the Portfolios, the Manager and the Sub-Advisers will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers receive services from many broker-dealers with which the Sub-Advisers place the Portfolios’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Portfolios are not reduced because the Sub-Advisers receive such services even though the receipt of such services relieves the Sub-Advisers from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Advisers to place the Portfolios portfolio transactions may be useful to the Sub-Advisers in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing the Portfolios. Conversely, research and brokerage services provided to the Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Advisers may be useful to the Sub-Advisers in managing the Portfolios, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Advisers may cause a Portfolio to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Advisers an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Advisers determine in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Advisers exercise investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Portfolios are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Portfolios, the Manager or the Sub-Advisers. The Portfolios’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Portfolios’ ability to engage in securities transactions and take advantage of market opportunities. A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or a Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Portfolio on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The Portfolios did not pay any amount in brokerage commissions to affiliated brokers during the fiscal year ended December 31, 2015. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by the Portfolios at the end of fiscal period 2015 (December 31, 2015) .

Fund	Regular Broker - Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Portfolio
NFJ Dividend Value Portfolio	State Street Bank and Trust Co.	$1,236,000
	JP Morgan Chase & Co.	3,790,122
	Citigroup	1,894,050
RCM Dynamic Multi-Asset Plus VIT Portfolio	State Street Bank and Trust Co.	6,823,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Portfolio Turnover

The selling of the securities held by a Portfolio and reinvestment of the proceeds is known as “portfolio turnover.” The Sub-Advisers manage the Portfolios without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Portfolio turnover rates, if available, for each Portfolio for which financial highlights are available is provided under “Financial Highlights” in the Prospectuses.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Portfolio Shares are Priced,” the net asset value per share (“NAV”) of a Portfolio’s shares is determined by dividing the total value of a Portfolio’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. The applicable Prospectus further notes that Portfolio shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Portfolio shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Portfolio’s liabilities plus the Portfolio’s distribution and/or servicing fees and any other expenses are deducted from the Portfolio’s assets, and the resulting amount is divided by the number of shares outstanding to produce the Portfolio shares’ NAV. In accordance with regulations governing registered investment companies, a Portfolio’s transactions in portfolio securities and purchases and sales of Portfolio shares (which bear upon the number of Portfolio shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Allianz Global Fund Management and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Manager circumstances and events that may require fair valuation. The Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

As described in the Prospectuses, for purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Portfolios to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time).

Equity securities are generally valued at the official closing price or the last sale price on the exchange or OTC market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if no settlement price is reported during the day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded, or using other market information obtained from quotation reporting systems, established market makers or pricing services.

Exchange-traded options are generally valued at the settlement price determined by the relevent exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no settlement prices reported during the day. OTC options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources. Centrally cleared swaps are valued at the price determined by the relevant exchange. The market value of a derivative instrument is not based on its notional value.

With respect to certain foreign securities, the Portfolios fair-value securities using modeling tools provided by third-party vendors where appropriate. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Short-term investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Portfolios is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Portfolios. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

The following discussion assumes that the shares of the Portfolios are owned by AllianzIM Funds or Separate Accounts, that the shares of such AllianzIM Funds and any shares of the Portfolios held directly by Separate Accounts will be respected as owned by Separate Accounts of insurance companies for U.S. federal income tax purposes, and that the shares of such AllianzIM Funds are held only by eligible investors (as described below). Shareholders of an Affiliated Fund should refer to the prospectus and statement of additional information of that Affiliated Fund for a summary of the tax consequences applicable to them of the Affiliated Fund’s investment in the Portfolios. Holders of contracts issued by the insurance companies that have established a Separate Account should refer to the prospectus for those contracts for a summary of the tax consequences applicable to them of the Separate Account’s investment in the Portfolios. Because AllianzIM Funds and, potentially, Separate Accounts will be the only shareholders of the Portfolios, only certain tax aspects of an investment in the Portfolio relevant to such shareholders are described herein.

Taxation of the Portfolios

Qualification as a regulated investment company. Each Portfolio intends to elect to be treated, and to qualify each year for treatment, as a regulated investment company under Subchapter M of the Code. If a Portfolio qualifies for treatment as a regulated investment company, such Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Portfolio must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Portfolio. However, 100% of net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, “qualified publicly traded partnerships” in which the Portfolio invests will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a Portfolio may invest could be qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Portfolio’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding taxes.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in paragraph (b) above.

Failure to qualify as a regulated investment company. If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure, including by paying a Portfolio-level tax, paying interest, making additional distributions or disposing of certain assets. If a Portfolio were ineligible to or otherwise did not cure such failure for any year, the Portfolio would fail to qualify as a “regulated investment company” for such year. All of that Portfolio’s taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Furthermore, if a Portfolio were to fail to qualify for treatment as a regulated investment company for any taxable year, (i) each Separate Account, if any, invested directly in the Portfolio would potentially fail to satisfy the diversification requirements of Section 817(h) of the Code (see below), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral and (ii) such failure could adversely affect the ability of an Affiliated Fund that invests in the Portfolio to satisfy the diversification requirements for qualification as a regulated investment company as described above or the diversification requirement under Section 817(h) of the Code. In addition, any such Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. However, this excise tax is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, and certain other permitted tax-exempt investors, or other regulated investment companies so described. For purposes of determining whether these investors are the sole shareholders of a regulated investment company, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of such regulated investment company are not taken into account.

Additional Requirements Applicable to Variable Contracts

Each Portfolio intends to diversify its assets to comply with the requirements of Section 817(h) of the Code and the regulations thereunder applicable to insurance company Separate Accounts. If all of the beneficial interests in a Portfolio are held by one or more eligible holders, including Separate Accounts of life insurance companies funding Variable Contracts and regulated investment companies whose interests are held by eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each Separate Account investing in the Portfolio. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any Separate Account invested wholly in the Portfolio would also satisfy such diversification requirement and any Separate Account invested in a regulated investment company that in turn invests in the Portfolio would satisfy such diversification requirements to the extent of such regulated investment company’s investment in the Portfolio.

These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each insurance company Separate Account’s (and here, the Portfolios’) assets that may be represented by any single investment. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (or in general during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of an insurance company Separate Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

Section 817(h) also provides a safe harbor whereby a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

The Portfolios’ failure to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above and therefore to satisfy the Section 817(h) requirements could cause any Variable Contracts for which a Portfolio serves as a funding vehicle to lose their favorable tax status and require the owner of such a contract to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Such failure could also affect whether AllianzIM Funds that invest in a Portfolio will themselves comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above.

Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax Variable Contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying Variable Contracts may interfere with the tax-deferred treatment of such contracts described above. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract owner’s control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a Separate Account invests in one or more registered investment companies is whether a registered investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. Current IRS guidance indicates that typical registered investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a Separate Account. For example, the IRS has blessed Separate Account offering sub-accounts (each funded through a single registered investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. The Portfolios’ investment objectives and strategies are not materially narrower than the investment strategies described in this IRS guidance.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Certain Investments of the Portfolios

Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on a Portfolio, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold. Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Separate Account funding a Variable Contract may be taxed currently to the extent of its share of the Portfolio’s excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Separate Account funding a Variable Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Separate Accounts funding Variable Contracts.

The tax rules applicable to derivative financial instruments are in some cases uncertain under current law. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its eligibility for treatment as a regulated investment company and avoid a Portfolio-level tax. Each Portfolio intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Income and gains from certain commodity-linked instruments do not or may not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. Therefore, a Portfolio’s investments in commodity-linked instruments can be limited by the Portfolio’s intention to qualify as a regulated investment company, and can limit the Portfolio’s ability to so qualify. Certain of a Portfolio’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Portfolios’ transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Portfolio’s investments that are treated as equity investments for U.S. federal income tax purposes, in certain “passive foreign investment companies” (“PFICs”), if any, could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Portfolio shareholders. A Portfolio may elect to avoid that tax, for example by making an election to mark the gains (and to a limited extent losses) in its holdings in PFICs “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of each year. Alternatively, a Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Portfolio will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Either of these elections may cause a Portfolio to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, which also may adversely affect the Portfolio’s return.

Income, proceeds and gains received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source or other foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of tax or an exemption from tax on such income; each Portfolio intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Portfolio’s effective rate of foreign tax in advance, since the amount of the Portfolio’s assets to be invested within various countries is not known.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio by vote or value could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Portfolios and their shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on May 30, 2012. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Portfolio liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Shares begin earning dividends on Portfolio shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Portfolios. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Portfolio will be reinvested in additional shares of that Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio’s property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Additional Performance Information

From time to time the Trust may make available certain information about the performance of the Portfolios. Information about a Portfolio’s performance is based on the Portfolio’s record to a recent date and is not intended to indicate future performance.

The total return of the shares of the Portfolios may be included in advertisements or other written material. When the Portfolio’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio, as more fully described below. Total return for a Portfolio is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in a Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Portfolios may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio’s actual net investment income for that period.

Each Portfolio may from time to time include the total return of its shares in advertisements or in information furnished to present or prospective shareholders. The Portfolios may from time to time include the yield and total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Portfolio may from time to time include in advertisements the total return of its shares and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. The Portfolio also may compute current distribution rates and use this information in its Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolios’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Portfolios and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Calculation of Total Return

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of one, five, and ten years (up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Portfolio expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the applicable Prospectus and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Portfolio may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. To the extent multiple share classes are offered, shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). To the extent multiple share classes are offered, all classes of shares of the Portfolios have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust (to the extent more than one series of the Trust is established), then only shareholders of the series affected shall be entitled to vote on the matter. Because the Portfolios currently offers a single class of shares, all shares of the Portfolios will vote together.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that directly acquires shares of a Portfolio will request voting instructions from Variable Contract owners and will vote Portfolio shares held by the Separate Account (or by the insurance company in its own name) in proportion to the instructions received. The effect of proportional voting is that if a large number of Variable Contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Certain Ownership of Trust Shares

As of March 31, 2016, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each Portfolio and of the Trust as a whole.

Appendix B lists persons who own of record 5% or more of the Portfolios as of the date noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Portfolios, and therefore may be presumed to “control” a Portfolio, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for assets of the Portfolios, including as custodian of the Trust for the custody of the foreign securities acquired by the Portfolios that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Portfolios. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer and Shareholder Servicing Agent for the Trust’s shares.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectus and this Statement of Additional Information, including statements regarding the Portfolios’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Portfolios, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectus and in this Statement of Additional Information. In addition, the Portfolios’ past results do not necessarily indicate its future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

Audited financial statements for the Portfolios as of December 31, 2015, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s December 31, 2015 Annual Reports. The Trust’s December 31, 2015 Annual Reports were filed electronically with the SEC on February 26, 2016 (Accession No. 0001193125-16-479738).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Portfolios may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Portfolio’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Portfolio’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Portfolio does not mean that all securities held by the Portfolio will be rated in that category or higher. A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or the Sub-Adviser to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default..

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Obligation Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation, and the promise Standard & Poor’s imputes; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Active Identifiers

Unsolicited: The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

sf: The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

jr: The ‘JR’ identifier is assigned to all issues and issuers ratings assigned by either Standard & Poor’s Ratings Japan K.K. or Nippon Standard & Poor’s K.K., each of which is a registered credit rating agency in Japan, as ratings registered under the Japanese regulation. The addition of the identifier does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

EU: Standard & Poor’s assigns the ‘EU’ identifier to global scale ratings assigned by Standard & Poor’s rating entities (or branches thereof) regulated in the European Union. The addition of the ‘EU’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

EE: Standard & Poor’s assigns the ‘EE’ identifier to global scale ratings assigned by Standard & Poor’s rating entities established outside the European Union which are endorsed by a Standard & Poor’s rating entity regulated in the European Union. The addition of the ‘EE’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

XN: Nippon Standard & Poor’s K.K. (Nippon KK) assigns the ‘XN’ identifier to credit ratings assigned by Nippon KK. Nippon KK is not a Nationally Recognized Statistical Rating Organization. The addition of the ‘XN’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

UCO: The ‘UCO’ identifier may (or shall, if an EU regulatory requirement) be assigned to credit ratings under review as a result of a criteria revision. The addition of the ‘UCO’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, “Standard & Poor’s”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Fitch, Inc.

Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

(a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

(b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

(c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

(a) the selective payment default on a specific class or currency of debt;

(b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

(c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

(d) execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Structured, Project & Public Finance Obligations

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes:

In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix ‘sf’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described under “Corporate Finance Obligations.”

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

RR1 rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4 rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Qualifiers

“NR”: Denotes securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“WD”: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of March 31, 2016, the following persons owned of record or beneficially 5% or more of the shares of the Portfolios:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

	Portfolio	Registration	Amount & Beneficial Nature of Ownership	Percentage of Outstanding Share of Ownership
	NFJ Dividend Value Portfolio	AZL Fusion Growth Fund 3435 Stelzer Road Columbus, Ohio 43219-6004	1,249,249.995	16.07%
	NFJ Dividend Value Portfolio	AZL Fusion Balanced Fund 3435 Stelzer Road Columbus, Ohio 43219-6004	1,533,128.976	19.72%
a	NFJ Dividend Value Portfolio	AZL Fusion Moderate Fund 3435 Stelzer Road Columbus, Ohio 43219-6004	4,349,911.668	55.94%
a	RCM Dynamic Multi-Asset Plus VIT Portfolio	Allianz Life Insurance Company of North America 5701 Golden Hills Dr. Minneapolis, MN 55416-1297	695,664.422	30.57%
a	RCM Dynamic Multi-Asset Plus VIT Portfolio	Allianz Fund Investments Inc. Attn: Todd Hedtke 5701 Golden Hills Dr. Minneapolis, MN 55416-1297	1,500,000.000	65.91%

B-1

APPENDIX C

PREMIER MULTI-SERIES VIT (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of each fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, the sub-adviser and/or any other affiliated person of the funds, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-advisers to the funds of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policy and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policy.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-advisers to the funds of the Trust with proxy voting authority for the funds and how the funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, shall be made available (i) without charge, upon request, by calling 1-800-498-5413; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and the summaries of the detailed proxy voting policies of the sub-advisers with proxy voting authority shall also be included in the Trust’s SAI.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Premier Multi-Series VIT (the “Trust”) for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the Trust’s Board promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the Trust’s Board or chief compliance officer.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-498-5413; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Board or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Trust’s SAI.

NFJ Investment Group LLC (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”), to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines. If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

(As of June 27, 2012)

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199 WWW.ROPESGRAY.COM

April 25, 2016

BY EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-1090

Re:	Premier Multi-Series VIT (Registration Nos. 333-182079 and 811-22712)

Ladies and Gentlemen:

On behalf of Premier Multi-Series VIT (the “Trust”), we are today filing, pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “Act”), by electronic submission via EDGAR, the definitive form of the Statement of Additional Information for all series of the Trust, dated April 25, 2016.

No fees are required in connection with this filing. Please direct any questions you may have with respect to this filing to me (at 617-951-7831) or to George B. Raine (at 617-951-7556) of this firm.

Regards,

/s/ Robert M. Schmidt
Robert M. Schmidt, Esq.

cc:	Thomas J. Fuccillo, Esq.

Craig Ruckman, Esq.

David C. Sullivan, Esq.

George B. Raine, Esq.

Angela Jaimes, Esq.